Exhibit 21.1

APTIV PLC
All Subsidiaries

Entity Name	Jurisdiction
Delphi Automotive Holdings Limited	United Kingdom
Delphi Automotive LLP	United Kingdom
Delphi Automotive Holdings US Limited	Jersey
Delphi Corporation	Delaware
Antaya Technologies Corp.	Delaware
Antaya Technologies Asia, Ltd.	Hong Kong
Aptiv Financial Management, LLC	Delaware
Movimento Group AB	Sweden
Movimento, Inc.	Delaware
Movimento International, S. de R.L. de C.V.	Mexico
Movimento (Shanghai) Co. Ltd.	Republic of China
Movimento Europe GmbH	Germany
nuTonomy, Inc.	Delaware
nuTonomy Asia Pte Ltd	Singapore
Unwired Holdings, Inc.	Delaware
Delphi Data Connectivity US LLC	Delaware
Auburn Enterprises LLC	Delaware
A.E. Enterprises, LLC	Michigan
WF Global (BVI) Ltd.	British Virgin Islands
WF Global (HK), Ltd	Hong Kong
Unwired Technology (UK) Ltd.	United Kingdom
Control-Tec LLC	Michigan
Delphi Global Services S.à r.l.	Luxembourg
PureDepth, Inc.	Delaware
PureDepth Limited	New Zealand
PureDepth Incorporated Limited	New Zealand
Delphi Financial Holdings LLP	England and Wales
Delphi Financial Services Limited	England and Wales
Delphi UK Financial Services LLP	England and Wales
Delphi Holdings, LLC	Delaware
Delphi Automotive Systems, LLC	Delaware
Delphi Insurance Limited	Ireland
Delphi Trade Management, LLC	Delaware
Ottomatika, Inc	Delaware
Delphi Latin America Holdings LLP	England and Wales
Delphi Automotive Luxembourg LLP	England and Wales
Delphi Luxembourg Holdings S.à r.l.	Luxembourg
Delphi Manufacturing Management S.ar.l`	Luxembourg
Delphi Connection Systems, LLC	Delaware
Delphi Connection Systems Holdings LLC	Delaware
Delphi Connection Systems - Tijuana, S.A. de C.V.	Mexico
Delphi Holdfi UK Limited	United Kingdom
Delphi Financial Holdings, LLC	Delaware
Delphi International Services Company, LLC	Delaware
Delphi Medical Systems, LLC	Delaware
Delphi Technologies, Inc.	Delaware
Monarch Antenna, Inc.	Michigan

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

Delphi Properties Management LLC	Delaware
Delphi Global Real Estate Services, LLC	Delaware
HE Microwave LLC*°	Delaware
Harwich Holdings LLC	Delaware
HellermannTyton Corporation	Delaware
HellermannTyton Canada Inc.	Canada
HellermannTyton S. de R.L. de C.V.	Mexico
Delphi International Holdings LLP	United Kingdom
Delphi Global Holdings Limited	United Kingdom
Delphi Global Investments LLP	United Kingdom
Delphi Luxembourg Limited	England and Wales
Delphi Financial Services Luxembourg S.à r.l.	Luxembourg
Delphi International Holdings S.à r.l.	Luxembourg
Delphi Automotive Investments S.à r.l.	Luxembourg
Delphi Luxembourg Financing S.à r.l.	Luxembourg
Aptiv Global Operations Limited	Ireland
Aptiv Global Holdings Limited	Ireland
Aptiv US Services General Partnership	Delaware
Aptiv Malta Holdings Limited	Malta
Aptiv Technologies Limited	Barbados
Delphi International S.à r.l.	Luxembourg
Closed Joint Stock Company PES/SCC*	Russian Federation
Delphi Asia Pacific S.à r.l.	Luxembourg
Delphi Automotive Systems Japan, Ltd.	Japan
Delphi Automotive Systems Private Ltd.	India
Delphi UK Investments Limited	England & Wales
Delphi Automotive Systems Singapore Pte Ltd	Singapore
Delphi (China) Technical Centre Co. ltd.	Peoples Republic of China
Delphi Automotive Systems (Thailand) Ltd.*	Thailand
Delphi China LLC	Delaware
Delphi Automotive Systems (China) Holding Company Limited	Peoples Republic of China
Delphi Electrical Centers (Shanghai) Co., Ltd.	Peoples Republic of China
Delphi Electronics (Suzhou) Co. Ltd.	Peoples Republic of China
Delphi Packard (Shanghai) International Management Company Ltd.	Peoples Republic of China
Delphi Packard Electric Systems Company Ltd.*	Peoples Republic of China
Delphi Packard Auto Parts (Shanghai) Company Limited	Peoples Republic of China
Delphi Packard Tanger SA	Morocco
Delphi Diesel Systems Pakistan (Private) Limited•	Pakistan
Delphi Holdings Spain S.L.	Spain
Delphi Global Holdings S.àr.l.	Luxembourg
Daewoo Motor Co., Ltd.	Korea
Delphi Controladora, S. de R.L. de C.V.	Mexico
Alambrados y Circuitos Eléctricos, S. de R.L. de C.V.	Mexico
Centro Técnico Herramental, S. de R.L. de C.V.	Mexico
Delphi Alambrados Automotrices, S.A. de C.V.	Mexico
Delphi Automotive Systems, S. de R.L. de C.V.	Mexico
Delphi Cableados, S. de R.L. de C.V.	Mexico
Delphi de Mexico, S. de R.L. de C.V.	Mexico
Delphi Diesel Systems Service, Mexico, S. de R.L. de C.V.	Mexico
Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V.	Mexico
Delphi Interior Systems de Mexico, S.A. de C.V.	Mexico
Productos Delco de Chihuahua, S. de R.L. de C.V.	Mexico
Rio Bravo Eléctricos, S. de R.L. de C.V.	Mexico

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

Delphi International Operations Luxembourg S.á r.l.	Luxembourg
Delphi Connection Systems Morocco SAS	Morocco
Delphi Automotive France SAS	France
HellermannTyton Services SARL AU	Morocco
Delphi European Holdings Limited	England and Wales
Delphi Packard d.o.o. Novi Sad	Serbia
Delphi Packard Tunisia SARL	Tunisia
Delphi Packard Meknes	Morocco
Aptiv Packard d.o.o. Leskovac	Serbia
Delphi Powertrain Systems Netherland BV	Netherlands
PT Delphi EEA Indonesia	Indonesia
Delphi Packard Kenitra	Morocco
Delphi (UK) Holdings Limited	England and Wales
Delphi Automotive Systems UK Limited	England and Wales
Delphi Automotive Systems (UK) Pension Trustees Limited	England and Wales
DEOC Pension Trustees Limited	England and Wales
Delphi Deutschland Technologies GmbH	Germany
Delphi Deutschland GmbH	Germany
Delphi Automotive Systems - Portugal S.A.	Portugal
Delphi Deutschland Services GmbH	Germany
Delphi Deutschland Electronics Services GmbH	Germany
Delphi Packard Romania SRL	Romania
Delphi Packard Moldova Noua S.R.L.	Romania
Interessengemeinschaft fur Rundkfunkschutzrechte GmbH	Germany
Interessengemeinschaft fur Rundkfunkschutzrechte GmbH Schutzrechtsverwertung & Co. KG	Germany
PROSTEP Produktions Technologie AG	Germany
Unterstutzungsgesellschaft mbH Delphi Deutschland	Germany
Delphi Packard Electric Ceska Republika, S.R.O.	Czech Republic
Delphi Holding GmbH	Austria
Delphi Automotive Systems Limited Sirketi	Turkey
Delphi Automotive Systems Austria GmbH	Austria
Delphi Packard Austria GmbH & Co. KG	Austria
Delphi Hungary Kft	Hungary
Delphi Electronic Systems Macedonia Dooel Skopje	Macedonia
Delphi Automotive Systems Maroc	Morocco
Delphi Automotive Systems Sweden AB	Sweden
Delphi Belgium N.V.	Belgium
Delphi Italia Automotive Systems S.r.l.	Italy
Delphi Connection Systems Holding France SAS	France
Delphi Connection Systems Korea LLC	Korea
Delphi Connection Systems Spain SL	Spain
Delphi Connection Systems UK Limited	United Kingdom
Delphi Connection Systems Italia S.P.A.	Italy
Delphi Connection Systems France SA	France
Delphi Connection Systems Austria GmbH	Austria
Delphi Connection Systems Hungary Kft	Hungary
Delphi Connection Systems Holding Deutschland GmbH	Germany
Delphi Connection Systems Japan Ltd.	Japan
Delphi Connection Systems US, Inc.	Delaware
Delphi Connection Systems Mexico S. de R.L. de C.V.	Mexico
Delphi Connection Systems India Private Limited	India
Delphi Automotive Systems Honduras S. de R.L. de C.V.	Honduras

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

Delphi Connection Systems Holding Hong Kong Ltd.	Hong Kong
Delphi Connection Systems Nantong Ltd.	Peoples Republic of China
Delphi Connection Systems Shanghai Ltd.	Peoples Republic of China
Delphi Global Investments S.àr.l.	Luxembourg
Delphi Poland S.A.	Poland
Delphi Slovensko s.r.o.	Slovak Republic
Delphi International Investments, LLC	Delaware
Delphi Korea LLC	Korea
Delphi Latin America S.á r.l.	Luxembourg
Delphi Automotive Systems do Brasil Ltda.	Brazil
Noteco Comércio e Participacoes Ltda.	Brazil
BGMD Servicos Automotivos Ltda.	Brazil
Delphi Netherlands Holding B.V.	Netherlands
Delphi Mexican Holdings LLC	Michigan
Delphi Delco Electronics de Mexico, S.A. de C.V.	Mexico
Promotora de Partes Electricas Automotrices S.A. De C.V.*	Mexico
Arcomex S.A. de C.V.	Mexico
Arness Electricos Automotrices, S.A. de C.V.	Mexico
Autoensambles y Logistica, S.A. de C.V.	Mexico
Gabriel de Mexico, S.A. de C.V.	Mexico
Inmobiliaria Marlis, S.A.*	Mexico
Inmiebles Wagon, S.A.*	Mexico
Cablena S.L.	Spain
Cordaflex España, S.A.	Spain
Cordaflex, S.A. de C.V.	Mexico
Delphi Packard Electric (Malaysia) Sdn. Bhd.*	Malaysia
PT Delphi EEA Indonesia*	Indonesia
Packard Korea Inc.*	Korea
Daehan Electronics Yantai Co., Ltd.	Peoples Republic of China
HellermannTyton Group PLC	England and Wales
HellermannTyton Holdings Limited	England and Wales
HellermannTyton Alpha S.à r.l.	Luxembourg
HellermannTyton Limited	England and Wales
HellermannTyton Data Limited	England and Wales
On-Site Limited	England and Wales
Staeng Limited	England and Wales
Harwich Holdings SAS	France
HellermannTyton SAS	France
HellermannTyton Co. Ltd	Japan
HellermannTyton Holdings AB	Sweden
HellermannTyton AB	Sweden
HellermannTyton OOO	Russia
Hellermanntyton AS	Norway
HellermannTyton (Proprietary) Limited	South Africa
HellermannTyton Gridbow (Proprietary) Limited*	South Africa
Harwich Holding GmbH	Germany
HellermannTyton GmbH	Germany
HellermannTyton Engineering GmbH	Germany
HellermannTyton Services GmbH	Germany
HellermannTyton Maroc S.àr.l.	Morocco
HellermannTyton BV	Netherlands
HellermannTyton Beta S.à r.l.	Luxembourg
HellermannTyton Manufacturas, S. de R.L. de C.V.	Mexico

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

HellermannTyton Australia Pty Ltd	Australia
HellermannTyton Ltda	Brazil
HellermannTyton Rohvel SL	Spain
HellermannTyton Espana SL	Spain
HellermannTyton SRL	Argentina
HellermannTyton Pte Limited	Singapore
HellermannTyton (Wuxi) Electrical Accessories Company Limited	Republic of China
HellermannTyton Private Limited	India
HellermannTyton YH	Korea
HellermannTyton sp. z.o.o.	Poland
HellermannTyton Srl	Italy
Rebafin GmbH	Austria
HellermannTyton GmbH	Austria
HellermannTyton Kft	Hungary
HellermannTyton Finance PLC	England and Wales

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant